Bank Debt, textuals (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2013
Debt Disclosure
Debt Instrument, Description of Variable Rate Basis	loans and credit facilities generally bear interest at LIBOR plus a margin, except for a portion of the principal amounts of the Maxdeka, Shikoku, Maxenteka and Maxeikositesseraloan facilities, which bear interest at the Commercial Interest Reference Rate (“CIRR”)published by the Organization for Economic Co-operation andDevelopment, as applicable on the date of the signing of the relevant loan agreements
Long-term Debt, Fair Value	$ 509,233
Debt Instrument, Frequency of Periodic Payment	loans and credit facilities are generally repayable in semi-annual installments and a balloon payment at maturity, except for the Maxdeka, Shikoku, Maxenteka and Maxeikositessera loan facilities, which are repayable in semi-annual installments
Line of Credit Facility, Remaining Borrowing Capacity	$ 86,154